UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 31, 2007
                                                 -------------------------------

                               GSAMP Trust 2007-H1
              -----------------------------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
              -----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

          Delaware                333-132809-49                13-3387389
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(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation            File Number               Identification No.
        of depositor)           of issuing entity)            of depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)           (Zip Code)

Depositor's telephone number, including area code   (212) 902-1000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On January 31, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2007-H1 Mortgage Pass-Through Certificates, Series 2007-H1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee. The Class A-1A, Class A-1B, Class A-1C, Class A-2A1, Class A-2A2S, Class A-2A2M, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $291,189,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of January 29, 2007, by and between the Company and the Underwriter.

      The Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of January 29, 2007, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2007, by and among GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Representations and Warranties Agreement, dated as of January 31, 2007, by and between Goldman Sachs Mortgage Company and GS Mortgage Securities Corp. (included as Exhibit S to Exhibit
                  4).

Exhibit 10.2 ISDA Master Agreement, dated as of January 31, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., as swap provider and as cap provider, and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of January 31, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., as swap provider and as cap provider, and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated January 19, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., as swap provider, Goldman Sachs Mortgage Company, L.P. and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.5 Confirmation, dated January 19, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., as cap provider, Goldman Sachs Mortgage Company, L.P. and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.6 Assignment, Assumption and Recognition Agreement, dated January 31, 2007, by and among Goldman Sachs Mortgage Company, Decision One Mortgage Company, LLC and GS Mortgage Securities Corp. (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.7 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between Decision One Mortgage Company, LLC and Goldman Sachs Mortgage Company (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.8 Assignment, Assumption and Recognition Agreement, dated January 31, 2007, by and among Goldman Sachs Mortgage Company, First Horizon Home Loan Corporation and GS Mortgage Securities Corp. (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.9 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between First Horizon Home Loan Corporation and Goldman Sachs Mortgage Company (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.10 Assignment, Assumption and Recognition Agreement, dated January 31, 2007, by and among Goldman Sachs Mortgage Company, NovaStar Mortgage, Inc. and GS Mortgage Securities Corp. (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.11 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between NovaStar Mortgage, Inc. and Goldman Sachs Mortgage Company (included as part of Exhibit BB to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 20, 2007                   GS MORTGAGE SECURITIES CORP.


                                          By:   /s/ Michelle Gill
                                             -----------------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
    1                   Underwriting Agreement, dated                  (E)
                        as of January 31, 2007, by and
                        between GS Mortgage Securities
                        Corp., as depositor and
                        Goldman, Sachs & Co., as
                        underwriter.
    4                   Pooling and Servicing Agreement,               (E)
                        dated as of January 1, 2007, by and
                        among GS Mortgage Securities Corp.,
                        as depositor, Litton Loan Servicing
                        LP, as a servicer, Avelo Mortgage,
                        L.L.C., as a servicer, Wells Fargo
                        Bank, N.A., as securities
                        administrator and as master servicer,
                        U.S. Bank National Association, as a
                        custodian, Deutsche Bank National
                        Trust Company, as a custodian and
                        LaSalle Bank National Association, as
                        trustee.
   10.1                 Representations and Warranties                 (E)
                        Agreement, dated as of January 31,
                        2007, by and between Goldman Sachs
                        Mortgage Company and GS Mortgage
                        Securities Corp. (included as Exhibit
                        S to Exhibit 4).
   10.2                 ISDA Master Agreement, dated as of
                        January 31, 2007, by and between
                        Goldman Sachs Mitsui Marine
                        Derivatives Products, L.P., as swap
                        provider and as cap provider, and
                        Wells Fargo Bank, N.A., as securities
                        administrator (included as part of
                        Exhibit X to Exhibit 4).
   10.3                 Schedule to the Master Agreement,
                        dated as of January 31, 2007, by and
                        between Goldman Sachs Mitsui Marine
                        Derivatives Products, L.P., as swap
                        provider and as cap provider, and
                        Wells Fargo Bank, N.A., as securities
                        administrator (included as part of
                        Exhibit X to Exhibit 4).
   10.4                 Confirmation, dated January 19, 2007,
                        by and among Goldman Sachs Capital
                        Markets, L.P., Goldman Sachs Mitsui
                        Marine Derivatives Products, L.P., as
                        swap provider, Goldman Sachs Mortgage
                        Company, L.P. and Wells Fargo Bank,
                        N.A., as securities administrator
                        (included as part of Exhibit X to
                        Exhibit 4).
   10.5                 Confirmation, dated January 19, 2007,
                        by and among Goldman Sachs Capital
                        Markets, L.P., Goldman Sachs Mitsui
                        Marine Derivatives Products, L.P., as
                        cap provider, Goldman Sachs Mortgage
                        Company, L.P. and Wells Fargo Bank,
                        N.A., as securities administrator
                        (included as part of Exhibit X to
                        Exhibit 4).
   10.6                 Assignment, Assumption and
                        Recognition Agreement, dated
                        January 31, 2007, by and among
                        Goldman Sachs Mortgage Company,
                        Decision One Mortgage Company,
                        LLC and GS Mortgage Securities
                        Corp. (included as part of
                        Exhibit Z to Exhibit 4).
   10.7                 Flow Mortgage Loan Purchase and
                        Warranties Agreement, dated as
                        of May 1, 2006, by and between
                        Decision One Mortgage Company,
                        LLC and Goldman Sachs Mortgage
                        Company (included as part of
                        Exhibit Z to Exhibit 4).
   10.8                 Assignment, Assumption and
                        Recognition Agreement, dated
                        January 31, 2007, by and among
                        Goldman Sachs Mortgage Company,
                        First Horizon Home Loan
                        Corporation and GS Mortgage
                        Securities Corp. (included as
                        part of Exhibit AA to Exhibit
                        4).
   10.9                 Flow Mortgage Loan Purchase and
                        Warranties Agreement, dated as
                        of May 1, 2006, by and between
                        First Horizon Home Loan
                        Corporation and Goldman Sachs
                        Mortgage Company (included as
                        part of Exhibit AA to Exhibit
                        4).
   10.10                Assignment, Assumption and
                        Recognition Agreement, dated
                        January 31, 2007, by and among
                        Goldman Sachs Mortgage Company,
                        NovaStar Mortgage, Inc. and GS
                        Mortgage Securities Corp.
                        (included as part of Exhibit BB
                        to Exhibit 4).
   10.11                Flow Mortgage Loan Purchase and
                        Warranties Agreement, dated as
                        of May 1, 2006, by and between
                        NovaStar Mortgage, Inc. and
                        Goldman Sachs Mortgage Company
                        (included as part of Exhibit BB
                        to Exhibit 4).